UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 8, 2011

AMERICAN AXLE & MANUFACTURING
HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-14303	36-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

SECTION 2 - FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition

On February 8, 2011 American Axle & Manufacturing Holdings, Inc., (the “Company” or “AAM”) issued a press release regarding AAM's financial results for the three and twelve months ended December 31, 2010. A copy of this press release is furnished as Exhibit 99.1.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.03 Material Modification to Rights of Security Holders

On February 8, 2011, the Company entered into the Second Amended and Restated Rights Agreement, between the Company and Computershare Trust Company, N.A., as rights agent (the “Rights Agreement”). The amendments to the Rights Agreement include removing provisions designed to protect the Company's net operating loss carryforwards and related tax benefits (the “Tax Items”).

Among other things, the Rights Agreement, as amended, increases the beneficial ownership threshold at which a person or group becomes an “Acquiring Person” under the Rights Agreement from 4.99% of the Company's then-outstanding shares of common stock, par value $0.01 per share (“Common Stock”), to 15% of the Company's then-outstanding shares of Common Stock. The Rights Agreement also narrows the scope of the definition of “Acquiring Person” to exclude the reference to persons or groups that would be considered “5-percent shareholders” under Section 382 of the Internal Revenue Code of 1986, as amended, and the related treasury regulations promulgated thereunder.

In addition, the Rights Agreement no longer includes a requirement that the Company's Board of Directors review the Tax Items and the Rights Agreement annually in the first fiscal quarter to determine whether the Rights Agreement (or any provisions thereof) is no longer in the best interests of the Company, its stockholders and any other relevant constituencies. The Rights Agreement will automatically expire by its terms on September 15, 2013.

The Rights Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit 4.1.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On February 8, 2011, AAM issued a press release announcing that AAM’s Board of Directors has approved the Rights Agreement. A copy of this press release is furnished as Exhibit 99.2.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

4.1	Second Amended and Restated Rights Agreement, dated as of February 8, 2011, between American Axle & Manufacturing Holdings, Inc. and Computershare Trust Company, N.A., as Rights Agent

99.1	Press release dated	February 8, 2011

99.2	Press release dated	February 8, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
Date:	February 8, 2011	By:	/s/ Michael K. Simonte
Michael K. Simonte
Executive Vice President - Finance & Chief Financial Officer (also in the capacity of Chief Accounting Officer)

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